UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PU NYCB PA	New York Stock Exchange New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2020, New York Community Bancorp, Inc. (the “Company”) announced that Thomas R. Cangemi was appointed on December 24, 2020 as President and Chief Executive Officer of both the Company and New York Community Bank (the “Bank”), effective December 31, 2020.  Mr. Cangemi was also appointed as a Director on the Board of Directors (the “Board”) of the Company and the Board of Directors of the Bank.  Mr. Cangemi succeeds Joseph R. Ficalora, who, following discussions with the Board, notified the Company on December 23, 2020 that he would retire from his President, Chief Executive Officer, and Director positions with the Company and the Bank effective December 31, 2020.  In addition, John J. Pinto has been appointed Executive Vice President and Chief Financial Officer of the Company and the Bank, effective December 31, 2020.

Prior to his appointment, Mr. Cangemi, age 52, served as the Company’s and the Bank’s Senior Executive Vice President and Chief Financial Officer since 2005.  He joined the Company in 2001 as Executive Vice President and Director of the Capital Markets Group, after joining as part of the merger-of-equals with Richmond County Financial Corp.

Prior to his appointment, Mr. Pinto, age 50, served as the Company’s and the Bank’s Executive Vice President and Chief Accounting Officer since 2005.  Prior to that, he served as Senior Vice President and then First Senior Vice President, in the Capital Markets Group of the Company, after joining the Company in 2001 as part of the merger-of-equals with Richmond County Financial Corp.

The Company has not entered into, or amended, any material plan, contract or arrangement to which Messrs. Cangemi or Pinto is a party or in which they participate in connection with the promotions described above.  In the event of such entry into, or amendment of, a material plan, contract or arrangement in connection with the promotions, the Company will file an amendment to this report within four business days thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 28, 2020	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Managing Director
Director, Investor Relations and Strategic Planning